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                                                                  Exhibit (h)(3)

                             GOLDMAN, SACHS & CO.

                        Fee Information for Services as
                 Plan, Transfer and Dividend Disbursing Agent

                    GOLDMAN SACHS VARIABLE INSURANCE TRUST
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                                 on behalf of
                 Goldman Sachs Conservative Strategy Portfolio
                   Goldman Sachs Balanced Strategy Portfolio
              Goldman Sachs Growth and Income Strategy Portfolio
                    Goldman Sachs Growth Strategy Portfolio
              Goldman Sachs Aggressive Growth Strategy Portfolio

GENERAL
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Fees are based on an annual per shareholder account charge, transaction related expenses, and out-of-pocket expenses (including those out-of-pocket expenses payable to servicing agents).

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Per Portfolio Charge                                    $1,000 per month
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Annual Fee Per Shareholder Account                      $7.50
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OTHER FEES*
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Manually Entered Share and Maintenance Transactions     $1.00 each
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Telephone Calls                                         $1.00 each
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Manually Entered Trades                                 $5.00 each
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Correspondence                                          $1.00 each
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New Account Set-Up Charge                               $4.00 per new account
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*       Fee accrue to transfer agent or servicing agent based upon which party performed the services.


Goldman, Sachs & co.          Goldman Sachs Conservative Strategy Portfolio
                              Goldman Sachs Balanced Strategy Portfolio
                              Goldman Sachs Growth and Income Strategy Portfolio
                              Goldman Sachs Growth Strategy Portfolio
                              Goldman Sachs Aggressive Growth Strategy Portfolio


By: /s/ David B. Ford
   ------------------------
    (Authorized Officer)     By: [SIGNATURE ILLEGIBLE]
                                --------------------------
Date: January 22, 1999           (Authorized Officer)
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                             Date:
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